EXHIBIT 4.1


                                [ICE Letterhead]


                                October 29, 2019

Invesco Capital Markets Inc.
11 Greenway Plaza
Houston, TX 77046-1173

The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.


               RE: Invesco Unit Trusts Taxable Income Series 627
--------------------------------------------------------------------------------

Gentlemen:

   We have examined Registration Statement File No. 333-228233 for the above mentioned trust. We hereby acknowledge that ICE Data Pricing & Reference Data, LLC currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to ICE Data Pricing & Reference Data, LLC. as evaluator.

   In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our Securities Data Manager database as of the date of the evaluation report.

   You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission

                                                               Very truly yours,

                                                                /s/ Mark Heckert
                                                                ----------------

                                                                    Mark Heckert
                                                                       President



www.theice.com



                                [ICE Letterhead]


                                October 29, 2019


The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.


               RE: Invesco Unit Trusts Taxable Income Series 627
--------------------------------------------------------------------------------

Gentlemen:

   We are enclosing a list of bonds appearing in the portfolio of the above new series. The Offering prices listed herein reflect ICE Data Pricing & Reference Data, LLC evaluation of the market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

                                                               Very truly yours,

                                                                /s/ Mark Heckert
                                                                ----------------

                                                                    Mark Heckert
                                                                       President

cc:      Invesco Capital Markets Inc.
         Morgan, Lewis & Bockius LLP





www.theice.com



                                [ICE Letterhead]


                                October 29, 2019


The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.


               RE: Invesco Unit Trusts Taxable Income Series 627
--------------------------------------------------------------------------------

Gentlemen:

   We are enclosing a list of bonds appearing in the portfolio of the above new series. The Bid prices herein reflect ICE Data Pricing & Reference Data, LLC. evaluation of the current market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

                                                               Very truly yours,

                                                                /s/ Mark Heckert
                                                                ----------------

                                                                    Mark Heckert
                                                                       President


cc:      Invesco Capital Markets Inc.
         Morgan, Lewis & Bockius LLP



www.theice.com